Exhibit 99.2

POWER-READY ERCOT SITE · THREE-TRACK DATACENTER DEVELOPMENT · JUNE 2026

BIG DIGITAL ENERGY

Texas Load House

A Power-Ready ERCOT Site with a Three-Track Path to 300+ MW

Big Digital Energy is planning to acquire a power-ready industrial site in the Dallas–Fort Worth area (ERCOT) and develop it into a large-scale AI datacenter. The site is power-ready today with 17 MW of operational ERCOT power, with 111.6 MW subject to validation by the Electric Reliability Council of Texas ("ERCOT"). On-site gas infrastructure — two 12-inch lines and a 24-inch line — supports behind-the-meter expansion. Capital deploys across three independent, complementary tracks: an AI-leaning on-grid Phase 1, an institutional grid powered-shell, and behind-the-meter gas generation — scaling to 300+ MW of available capacity at full deployment.

17 MW
OPERATIONAL ERCOT POWER TODAY

74 MW
YEAR-1 TARGET CAPACITY (FROM 17 MW TODAY)

111.6 MW
POTENTIAL GRID HEADROOM


26 Acres
28,000 SF Bldg.
6,240 SF Bldg.
4 Acres
22 Acres
12,000 SF Bldg.
DALLAS–FORT WORTH AREA TRACK · ~50 ACRES

300+ MW
AVAILABLE CAPACITY AT FULL DEPLOYMENT

~$485M
COMBINED STABILIZED NOI (MID CASE)

~13.6%
BLENDED UNLEVERED YIELD (MID CASE)

Confidential — prepared by Big Digital Energy Inc

1

ASSET & POWER

A Power-Ready ERCOT Site

The site's edge is timing: it carries live ERCOT power **today** and a path to substantial additional capacity subject to ERCOT validation, while on-site gas lines (two 12-inch and one 24-inch, in service) support behind-the-meter generation in parallel, subject to a confirmed tap/interconnect. In a market where new interconnections sit in multi-year queues, **power-ready beats power-promised** — this is among the most capital-efficient routes to large-scale ERCOT-area compute available in 2026.

SITE & REAL ESTATE

Location	**Dallas–Fort Worth area, TX (ERCOT)**
Interconnection	**138 kV transmission (ERCOT)**
Site size	**~50 acres**
Improvements	**30,000 sq ft bldg · 10-tonne crane**
Also on site	**2 warehouses · office · 2 water wells**

POWER & ENERGY

Power today	**17 MW operational**
Year-1 target	**74 MW (grid)**
Energization	**Near-term**
Potential headroom	**111.6 MW**
Gas access	**2 × 12″ + 1 × 24″ lines on-site · in service**
Full-deployment target	**Up to 300+ MW (all tracks)**

WHY POWER-READY WINS

> Greenfield datacenter sites wait **years** in ERCOT interconnection queues before energizing a single server. This site has **17 MW live today**, with on-site gas to support behind-the-meter expansion in parallel. The April 2026 capacity study removes the single largest source of greenfield uncertainty. Few sites combine an active interconnection, major on-site gas lines, water, expansion land, and an existing operating footprint — and that combination is what makes the three-track structure possible.

17 MW
LIVE OPERATIONAL POWER

111.6 MW
POTENTIAL GRID HEADROOM

24″
ON-SITE GAS LINES (2 × 12″ + 24″) · BEHIND-THE-METER OPTIONALITY

Confidential — prepared by Big Digital Energy Inc 2

STRATEGIC THESIS

Three Tracks, One Asset

The opportunity is structured as **three independent but complementary tracks**, so capital can be deployed at the scale, timeline, and risk profile that fits each counterparty. The tracks are sequenced to compound: Track 1 will secure the site and anchor early AI colocation cash flow; Track 3 will reach in-service ahead of Track 2. At full deployment the site operates **300+ MW** of available infrastructure capacity.

	TRACK 1 — ON-GRID PHASE 1 AI colocation	TRACK 2 — GRID POWERED SHELL	TRACK 3 — BEHIND-THE-METER
Business model	On-grid AI colocation offtake on the operational 17 MW, scaling with the year-one ramp	Powered shell + gray space; ERCOT grid power; tenant pays utility	Powered shell + gray space; on-site Wärtsilä gas gen; tenant pays fuel at cost
Target capacity	**17 MW** today → **74 MW** (year-1 target)	**111 MW** (potential, subject to ERCOT validation)	**200 MW** (2 × 100 MW, phased)
Construction start	None — operating at acquisition	On tenant FID (gated)	Phase A near-term · Phase B follows
Time to first revenue	Colo onboarding ~9 mo	~24–30 mo from FID	~18–24 mo (Phase A in-service)
Lease / contract term	3-yr colo primary	10–15 yr primary	10–15 yr primary
Revenue economics	$90–120/MWh (AI colo)	$165/kW-mo base rent (illustrative) · capacity rent	$165/kW-mo base rent (illustrative) + fuel pass-through
Stabilized revenue (mid)	~$14M	~$197M / yr	~$355M / yr (capacity rent)
Stabilized GM / NOI (mid)	~$8M	~$173M NOI	~$312M NOI
Strategic value	Secures the site + early AI colocation cash flow; funds the dev window for Tracks 2 & 3	Highest % return; capital-efficient	Largest absolute NOI; earliest at scale; ERCOT-independent

300+ MW
AVAILABLE CAPACITY AT FULL DEPLOYMENT

~$3.56B
TOTAL DEPLOYABLE INFRASTRUCTURE CAPITAL

~$485M
COMBINED STABILIZED NOI (MID CASE)

Defined terms. NOI: net operating income (revenue less operating expense). Yield-on-cost: stabilized NOI ÷ total project cost. Colocation ("colo"): leasing power and data-hall space to a tenant. FID: final investment decision. Capacity rent: a fixed monthly charge per kW for reserved power/space. Behind-the-meter: on-site generation serving load without using grid transmission. Powered shell / gray space: a building with power delivered / fitted-out data-hall space. **No tenant or power offtaker is currently under letter of intent (LOI) or contract** — the only executed LOI is to purchase the property; any tenant "LOI" shown in the roadmap is a future target. Economics are shown at the project (100%) level; **Big Digital Energy's economic share is 50%** under the contemplated 50/50 joint venture with 10NetZero, subject to final participation.

Confidential — prepared by Big Digital Energy Inc

3

CAPITAL & RETURNS

Deployment Roadmap & Economics

Track 1 will be funded first and will anchor early AI colocation cash flow, funding the development window. Track 3 will reach in-service early and demonstrate execution; Track 2 will follow as the lowest-risk grid build. The blended return at full deployment is approximately **13.6% unlevered** — attractive for available, power-ready infrastructure with embedded generation.

CAPITAL DEPLOYMENT ROADMAP

PHASE	TRACK 1 — ON-GRID	TRACK 2 — POWERED SHELL	TRACK 3 — BEHIND-THE-METER
Close	Acquisition; AI colocation origination on the operational 17 MW	Dev capital; ERCOT process; tenant origination	Land sourcing; permitting; Wärtsilä engagement
Yr 1	Ramp 17→74 MW; AI colo offtake signed & onboarding	Continued development	Phase A construction begins (100 MW)
Yr 2	AI colo offtake operating	Target tenant LOI · pre-FID	Phase A construction
Yr 3	AI colo offtake operating	FID; financing close	Phase A in-service (100 MW)
Yr 4	Transitions into Track 2	Construction (111 MW)	Phase B construction (+100 MW)
Yr 5+	—	In-service; long-term grid lease cash flow	Phase B in-service (full 200 MW)

HEADLINE ECONOMICS AT FULL DEPLOYMENT (MID CASE)

	TRACK 2 (111 MW)	TRACK 3 (200 MW)	COMBINED (300+ MW)
Total project basis (excl. land)	~$1.12B	~$2.44B	**~$3.56B**
Stabilized capacity-rent revenue	~$197M	~$355M	**~$552M**
Stabilized NOI	~$173M	~$312M	**~$485M**
Blended unlevered yield-on-cost	**~15.5%**	**~12.8%**	**~13.6%**

~$552M
STABILIZED ANNUAL REVENUE

~$485M
STABILIZED ANNUAL NOI

~$3.56B
DEPLOYABLE INFRA CAPITAL

~13.6%
BLENDED UNLEVERED YIELD

Illustrative mid-case figures based on stated assumptions; not projections or guarantees. Track 1 economics are smaller-scale (AI colo ~$8M GM at $105/MWh mid case) and are reported separately. Yields on this page are unlevered and exclude adjacent land cost, financing structure, taxes, and tenant-specific concessions. Defined terms are footnoted on the “Three Tracks, One Asset” page. No tenant or power offtaker is under LOI or contract; the only executed LOI is to purchase the property. Economics are project-level (100%); Big Digital Energy's economic share is 50% under the contemplated 50/50 joint venture with 10NetZero, subject to final participation.

Confidential — prepared by Big Digital Energy Inc

4

PARTNERSHIPS & EXECUTION

The Team Behind the Buildout

Big Digital Energy owns and leads the project, in a joint venture with energy-infrastructure partner **10NetZero** and with **Vinco** engaged to lead engineering, design, and go-to-market. The combination pairs site control and power with behind-the-meter generation capability and a dedicated AI-conversion engineering and tenant-origination team — aligned to a single mandate: bringing firm power to the AI market faster than a greenfield project can.

JOINT VENTURE — 10NETZERO

BDE and energy-infrastructure partner **10NetZero** plan to acquire and develop the site as a joint venture, pairing BDE's datacenter development with 10NetZero's energy-infrastructure and **behind-the-meter generation** capability — directly relevant to the Track 3 on-site gas buildout.

ENGINEERING & GO-TO-MARKET — VINCO

Vinco (San Mateo, CA) leads engineering and design, ROM cost and schedule, and tenant origination / structured leasing with neo-cloud and hyperscale operators. Vinco recently delivered a **15 MW** legacy-facility-to-AI conversion with VADD Construction Services and is backed by a growth investment from Bridgepointe Technologies.

WHY NOW

ERCOT structural shortage. Texas is short of power-ready compute sites at peak AI demand; new interconnections in queue today are not in service until late this decade.

Potential headroom. The April 2026 capacity study points to a path to 111 MW of additional grid capacity, subject to ERCOT validation.

Sequencing advantage. Track 1 cash flow will fund the development window; Track 3 will reach in-service early, proving execution; Track 2 will follow as the lowest-risk grid build. Each track de-risks the next.

Optionality. Active interconnection + on-site gas lines (2 × 12″ + 24″) + water + expansion land + an operating footprint — a combination few sites offer.

POWER-READY
LIVE INTERCONNECTION · POTENTIAL HEADROOM

3 TRACKS
SEQUENCED TO COMPOUND & DE-RISK

300+ MW
FULL-DEPLOYMENT TARGET CAPACITY

Confidential — prepared by Big Digital Energy Inc

5

T R A N S A C T I O N S U M M A R Y The Acquisition, the Thesis & Why Now T H E A C Q U I S I T I O N Asset ~50 acres · power-ready (full site) Location Dallas–Fort Worth area, TX Year-1 target 74 MW (from 17 MW) Power at acquisition 17 MW operational Structure BDE / 10NetZero joint venture Status Letter of intent executed (property purchase) R E T U R N S N A P S H O T · F U L L D E P L O Y M E N T Available capacity 300+ MW Total project basis ~$3.56B (excl. land) Stabilized revenue ~$552M / yr Stabilized NOI ~$485M / yr Blended unlevered yield ~13.6% In-service (full) Phased over the build Conservative track yield ~15.5% (Track 2) T H E T H E S I S The scarce, hard-to-replicate element is in place: power-ready ERCOT capacity — 17 MW live and 111.6 MW of potential headroom subject to ERCOT validation — combined with on-site gas lines (two 12-inch + one 24-inch), water, expansion land, and an operating industrial footprint. A single acquisition unlocks up to $3.56B of deployable infrastructure across three sequenced tracks, anchored by the same site and operations, with Track 1 cash-flowing within months of close and Tracks 2 and 3 scaling to 300+ MW of available capacity. W H Y N O W Hyperscalers and AI operators are leasing every quality megawatt they can contract, and ERCOT-area power-ready sites are structurally scarce — new interconnections in queue today are not in service until late this decade. This site converts that scarcity into a capital-efficient, multi-track development with live power on day one and a potential path to hundreds of megawatts, delivered years ahead of a comparable greenfield project. Economics shown are at the project (100%) level; Big Digital Energy's economic share is 50% under the contemplated 50/50 joint venture with 10NetZero, subject to final participation. The only executed LOI is to purchase the property; no tenant or power offtaker is currently under LOI or contract. Forward-Looking Statements This investor presentation contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among others, statements regarding the Company's plans and expectations regarding any joint venture with 10NetZero and the proposed development of a data-center site in Texas, and the Company's strategy, operations, and future results. Words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "opportunity," "plan," "project," "roadmap," "target," "will," "would," "subject to," and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Important factors include, without limitation: the Company's ability to continue as a going concern; the Company's ability to maintain its Nasdaq listing; the need for and availability of additional financing; the timing, negotiation, and execution of any definitive agreements relating to a joint venture with 10NetZero and the proposed acquisition and development of any Texas site, and the satisfaction of any closing conditions; availability and cost of power, grid interconnection and build-out timing; the feasibility, permitting, and development of any behind-the-meter generation; execution risks in developing AI/HPC digital infrastructure; market demand for AI/HPC and accelerated computing; evolving and uncertain regulation of digital assets, artificial intelligence, and high-performance computing; volatility in digital asset prices and reductions in mining incentives; and the other risks described under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and in other filings made with the SEC from time to time. Any forward-looking statements speak only as of the date of this investor presentation, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this investor presentation, except as required by law. Confidential — prepared by Big Digital Energy Inc 6